TRANSAMERICA IDEX MUTUAL FUNDS
This supplement applies to TA IDEX Legg Mason Partners All Cap, TA IDEX Transamerica Equity, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Science & Technology, TA IDEX Templeton Transamerica Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Money Market (Class A, Class B and Class C).
Supplement dated June 1, 2007 to the Prospectus dated March 1, 2007, as previously supplemented
The following supplements, amends and replaces the information in the Prospectus under each section entitled “Disclosure of Portfolio Holdings”:
Disclosure of Portfolio Holdings
A detailed description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the Statement of Additional Information. The fund publishes its top ten holdings on its website at www.transamericaidex.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
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Investors Should Retain This Supplement for Future Use